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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             March 9, 2004

                              Island Pacific, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                        33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)

19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

Island Pacific, Inc. ("Island Pacific") appointed Larry Page to the position of director of the Board. Mr. Page assumes the position in addition to his current role as Chief Operating Officer and Chief Technology Officer of the Company. The appointment was effective March 4, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  Island Pacific, Inc.

Date:    March 9, 2004                            By: /S/ Ran Furman
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                                                  Name:  Ran Furman
                                                  Title: Chief Financial Officer

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